                                                                    Exhibit 23.3


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Big City Radio, Inc.


We consent to the use of our reports incorporated herein by reference.


                                                   /s/ KPMG LLP
                                                   ------------------
                                                   KPMG LLP


Los Angeles, California
June 9, 1999